                                                                     EXHIBIT 4.3


                                 AMENDMENT #1
                                     TO THE
                              AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT



          This Amendment Agreement (the "Agreement") is made as of this 3rd day of March, 1998, by and among Portal Software, Inc., a California corporation (the "Company"), the investors listed on Schedule A hereto (the "Series A
                                         ----------
Investors"), the investors listed on Schedule B hereto (the "Series B Investors"
                                     ----------
and, together with the Series A Investors, the "Investors") and the founders listed on Schedule C hereto (the "Founders").
          ----------

          WHEREAS, the Company, the Investors and the Founders entered into that certain Amended and Restated Investors' Rights Agreement (the "Investors' Rights Agreement") dated January 29, 1998;

          WHEREAS, the Company, the Investors and the Founders wish to amend the Investors' Rights Agreement to amend the provisions of Section 2.5(a) therein.

          NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

          1. Section 2.5(a) of the Investors' Rights Agreement is hereby deleted in its entirety and amended to read as follows:

          "2.5  Board Representation; Amendment of Charter.
                ------------------------------------------

          "(a) Immediately after the date hereof, the Company shall take all actions necessary or appropriate, and each of the Investors and the Founders hereby votes all shares of capital stock held by him or it in favor of such actions, to (i) amend and restate the Company's Amended and Restated Articles of Incorporation and (ii) amend and restate the Amended and Restated Voting Agreement among the Company, the Series A Investors, the Series B Investors and the Founders of even date herewith, as set forth on Exhibit A-1 and Exhibit A-2, respectively."
                                    -----------     -----------

          2. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3. Except as otherwise provided for herein, the existing terms of the Amended and Restated Investors' Rights Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              PORTAL SOFTWARE, INC.

                              By:    /s/ John E. Little
                                     John E. Little, Chief Executive Officer
                                     and President


                    Address:  20863 Stevens Creek Boulevard
                              Suite 200
                              Cupertino, CA  95014

                              INVESTORS:

                              CHANCELLOR LGT PRIVATE CAPITAL PARTNERS III, L.P.

                              By:   CPCP Associates, L.P.
                              Its:  General Partner

                              By:   Chancellor LGT Venture Partners, Inc.
                              Its:  General Partner


                                    By:  /s/ Chancellor
                                    Its:

                    Address:  c/o Chancellor LGT Asset Management
                              1166 Avenue of the Americas
                              Twenty-Seventh Floor
                              New York, NY  10036


                              CHANCELLOR LGT PRIVATE CAPITAL OFFSHORE PARTNERS I, C.V.

                              By:   Chancellor LGT KME IV Partner, L.P.
                              Its:  Investment General Partner

                              By:   Chancellor LGT Venture Partners, Inc.
                              Its:  General Partner


                                    By:  /s/ Chancellor
                                    Its:

                    Address:  c/o Chancellor LGT Asset Management
                              1166 Avenue of the Americas
                              Twenty-Seventh Floor
                              New York, NY  10036


                              CHANCELLOR LGT PRIVATE CAPITAL OFFSHORE PARTNERS II, L.P.

                              By:       CPCO Associates II, L.P.
                              Its:      Investment General Partner

                              By:       Chancellor LGT Venture Partners, Inc.
                              Its:      General Partner

                                    By:  /s/ Chancellor
                                    Its:

                    Address:  c/o Chancellor LGT Asset Management
                              1166 Avenue of the Americas
                              Twenty-Seventh Floor
                              New York, NY  10036


                              CITIVENTURE 96 PARTNERSHIP, L.P.

                              By:   Chancellor LGT Asset Management, Inc.
                              Its:  Investment Advisor


                                    By: /s/ Chancellor
                                    Its:

                    Address:  c/o Chancellor LGT Asset Management
                              1166 Avenue of the Americas
                              Twenty-Seventh Floor
                              New York, NY  10036

                              NAS PARTNERS I L.L.C.


                                    By: /s/ John Quigley
                                    John G. Quigley
                              Its:  Member

                    Address:  22 Chambers Street
                              Princeton, NJ  08542


                              NASSAU CAPITAL PARTNERS II L.P.


                                    By: /s/ John Quigley
                                    John G. Quigley
                              Its:  Member

                    Address:  22 Chambers Street
                              Princeton, NJ  08542

                              ACCEL V L.P.


                                    By: /s/ Accell Partners
                                    Its:

                    Address:  c/o Accel Partners
                              428 University Avenue
                              Palo Alto, CA  94301


                              ACCEL                 INTERNET/STRATEGIC
                              TECHNOLOGY FUND L.P.


                                    By: /s/ Accell Partners
                                    Its:

                    Address:  c/o Accel Partners
                              428 University Avenue
                              Palo Alto, CA  94301


                              ACCEL INVESTORS `96 L.P.


                                    By: /s/ Accell Partners
                                    Its:

                    Address:  c/o Accel Partners
                              428 University Avenue
                              Palo Alto, CA  94301


                              ACCEL KEIRETSU V L.P.


                                    By: /s/ Accell Partners
                                    Its:

                    Address:  c/o Accel Partners
                              428 University Avenue
                              Palo Alto, CA  94301

                              ELLMORE C. PATTERSON PARTNERS

                                    By: /s/ Arthur Patterson
                                    Its:


                    Address:  c/o Accel Partners
                              One Palmer Square
                              Princeton, NJ  08542

                              BEACON FUNDS



                                    By: /s/ Sam Kim
                                    Sam Kim
                              Its:  Director

                    Address:  72 Greenacres Avenue
                              Scarsdale
                              New York, NY  10583


                              AMERINDO TECHNOLOGY GROWTH FUND II


                                    By: /s/ Gary Tanaka
                                    Gary Tanaka
                              Its:  Vice President

                    Address:  Sucre Building
                              Calle 48 Este Bella Vista
                              P.O. Box 5168
                              Panama 5, Panama


                              JAMES STABLEFORD

                              /s/ James Stableford


                    Address: c/o Amerindo Investment Advisors (UK) Ltd. 43 Upper Grosvenor Street
                              London W1X 9PG
                              England

                              FOUNDER:


                              By: /s/ John E. Little
                              John E. Little


                    Address:  20863 Stevens Creek Boulevard
                              Suite 200
                              Cupertino, CA  95014

                              FOUNDER:


                                  By: /s/ David Labuda
                                  David Labuda


                    Address:  20863 Stevens Creek Boulevard
                              Suite 200
                              Cupertino, CA  95014


          I, Cindy Larson, spouse of David Labuda, hereby acknowledge and agree that, to the extent that I acquire shares of the capital stock of Portal Software, Inc. as community property under the laws of the State of California by reason of my marriage to David Labuda or to the extent that I receive shares from David Labuda pursuant to the terms of any Will or trust, the laws of intestate succession, or by way of settlement or order of the court in any divorce or dissolution proceeding or by operation of law or otherwise, such shares shall be subject in all respect to the terms and conditions of this Amended and Restated Investors' Rights Agreement to the full extent applicable if such shares were held by David Labuda.

                              FOUNDER'S SPOUSE

                              /s/ Cindy Larsen


     Address:

                                   SCHEDULE A

                         Schedule of Series A Investors



Accel V L.P.

Accel Internet/Strategic Technology Fund L.P.

Accel Investors `96 L.P.

Accel Keiretsu V L.P.

Charles E. Little and Mildred W. Little, as Joint Tenants with a Right of Survivorship

Ellmore C. Patterson Partners

Jeff Rothschild

                                   SCHEDULE B

                         Schedule of Series B Investors



Beacon Funds

Amerindo Technology Growth Fund II

James Stableford

Accel V L.P.

Accel Internet/Strategic
 Technology Fund L.P.

Accel Investors `96 L.P.

Accel Keiretsu V L.P.

Ellmore C. Patterson Partners

Chancellor LGT Private Capital
 Partners III, L.P.

Citiventure 96 Partnership, L.P.

Chancellor LGT Private Capital
 Offshore Partners II, L.P.

Chancellor LGT Private Capital
 Offshore Partners I, C.V.

Nassau Capital Partners II L.P.

NAS Partners I L.L.C.

                                   SCHEDULE C


                              Schedule of Founders


John E. Little

David Labuda